June 23, 2017

Tactical Multi-Purpose Fund (the “Fund”)

Supplement to the Prospectus dated January 17, 2017

On April 1, 2017, Michael Hanson became the fifth member of the Investment Policy Committee for the Fund. There are no material changes to the responsibilities of the other committee members or their level of engagement with the Fund’s investment process.

The Investment Policy Committee sub-section in the “Management” section on page 5 is deleted and replaced as follows:

Investment Policy Committee

The Fund is managed by the Adviser’s Investment Policy Committee (“IPC”), which currently consists of the following five members:

IPC Member	Primary Titles with the Adviser	Managed the Fund Since
Kenneth L. Fisher	Executive Chairman, Co-Chief Investment Officer	January 2017
Jeffery Silk	Vice Chairman & Co-Chief Investment Officer	January 2017
William Glaser	Executive Vice President Portfolio Management	January 2017
Aaron Anderson	Senior Vice President of Research	January 2017
Michael Hanson	Group/Senior Vice President of Research	April 2017

Additionally, Mr. Hanson’s biographical information, as follows, is added to the “Investment Policy Committee” section on page 16:

IPC Member	Business Experience During the Past Five Years	Years with Adviser’s Business
Michael Hanson	Group/Senior Vice President of Research (since September 2016), Capital Markets Team Leader (October 2012 – September 2016), and Securities Research Team Leader (January 2010 – October 2012). Member of the IPC (since 2017).	15

This supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information, both dated January 17, 2017. You may obtain copies by contacting the Fund at (1-800-550-1071).

June 23 2017

Tactical Multi-Purpose Fund (the “Fund”)

Supplement to the Statement of Additional Information (the “SAI”) dated January 17, 2017

The first paragraph of the Investment Policy Committee section on page 28 of the SAI is replaced with the following paragraph:

As described in the Fund’s Prospectus, the Fund’s investments are managed by the Adviser’s Investment Policy Committee (“IPC”), which currently consists of Kenneth L. Fisher, Jeffery Silk, William Glaser, Aaron Anderson and Michael Hanson, and no one IPC member is primarily responsible for making investment recommendations for the Fund.

This supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information, both dated January 17, 2017. You may obtain copies by contacting the Fund at (1-800-550-1071).